UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2018

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer Identification
of incorporation)	Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On January 17, 2018, U.S. Bancorp (the “Company”) issued a press release reporting quarter-ended December 31, 2017 results, and posted on its website its 4Q17 Earnings Conference Call Presentation, which contains certain additional historical and forward-looking information relating to the Company. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The 4Q17 Earnings Conference Call Presentation is included as Exhibit 99.2 hereto and is incorporated herein by reference. The information included in the 4Q17 Earnings Conference Call Presentation is considered to be “furnished” under the Securities Exchange Act of 1934.

As previously disclosed, the Company is working to resolve matters with regulatory agencies, including the Office of the Comptroller of the Currency and the Financial Crimes Enforcement Network, relating to their review of the legacy Bank Secrecy Act/anti-money laundering compliance program of U.S. Bank National Association (“U.S. Bank”). Resolution of these regulatory matters is expected to include payment of civil money penalties. Also as disclosed, a legacy banking relationship between U.S. Bank and payday lending businesses associated with former customer Scott Tucker (who was convicted of fraud charges on October 13, 2017) has been the subject of an investigation by the U.S. Attorney’s Office in Manhattan. That investigation also has covered issues related to the adequacy and effectiveness of U.S. Bank’s legacy Bank Secrecy Act/anti-money laundering compliance program. The parties are currently working on a definitive settlement, which the Company currently expects to include a deferred prosecution agreement and payment of a penalty, which the Company expects to finalize soon. Based on the current status of these various matters, the Company has accrued a liability of $608 million, which is reflected in the Company’s financial results for the quarter ended December 31, 2017. The settlement of these matters is subject to negotiation and completion of final documentation and approval by the Company and the relevant agencies, and therefore the final terms of the settlements may differ from the Company’s current expectations. In addition, as previously disclosed, the Company remains subject to other ongoing examinations, inquiries and investigations by government agencies and bank regulators, including a review by the Board of Governors of the Federal Reserve System of economic sanctions and related compliance matters, any of which could result in administrative proceedings, monetary fines or other penalties.

Cautionary Note on Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements about the Company. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. For discussion of risks that may cause actual results to differ from expectations, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect the Company’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update them in light of new information or future events.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by U.S. Bancorp on January 17, 2018, deemed “filed” under the Securities Exchange Act of 1934.

99.2	4Q17 Earnings Conference Call Presentation, deemed “furnished” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ Craig E. Gifford
Craig E. Gifford
Executive Vice President and Controller

DATE: January 17, 2018